UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

SALAMON GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

4080 Paradise Road, #15-901
Las Vegas, Nevada 89169
(Address of principal executive offices)

(778) 753-5675
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01      Entry into a Material Definitive Agreement.

     On December 30, 2010, Salamon Group Inc. (the “Registrant”) entered into a Stock Purchase Agreement (the “SPA”) with Michael Matvieshen and SUNLOGICS POWER FUND MANAGEMENT INC. (a Canadian Corporation) (“Sunlogics Power Fund”), whereby the Registrant agreed to acquire all of the issued and outstanding shares of capital stock of Sunlogics Power Fund (“Sunlogics Power Fund Shares”) from Michael Matvieshen, the holder of the Sunlogics Power Fund Shares (the “Seller”). In consideration for the purchase of the Sunlogics Power Fund Shares from the Seller (the “Acquisition”), the Registrant agreed to issue an aggregate amount of 40,000,000 shares (the “SGI Shares”) of the Registrant’s common stock, $0.001 par value per share to the Seller and/ or Seller’s assignee(s).

     The consummation of the Acquisition (“Closing”) is subject to the satisfaction or waiver of certain conditions, including: (i) the delivery of the Sunlogics Shares, (ii) the approval of the Sunlogics financial statements by the Registrant’s auditors (iii) the completion of audited pro forma financial statements of the Registrant, and (iii) other customary conditions.

     The preceding descriptions of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01      OTHER EVENTS

On December 30, 2010, the Registrant issued a press release announcing the execution of the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 and is attached hereto.

IMPORTANT ADDITIONAL INFORMATION

     Statements in this Form 8-K that are not strictly historical are forward-looking statements regarding the anticipated closing of the Acquisition. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Additional risk factors are identified in the Company’s filings with the Securities and Exchange Commission, including the Forms 10-Q and 10-K and in other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement, dated December 30, 2010, by and among Salamon Group Inc., Michael Matvieshen and Sunlogics Power Fund Management Inc.

99.1	Press Release dated December 30, 2010, of Salamon Group Inc. announcing the execution of the Stock Purchase Agreement.

99.2	Material Change Report dated December 30, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALAMON GROUP INC.

By:	/s/ Michael Matvieshen
Michael Matvieshen
Chief Executive Officer

Date: December 30, 2010